PACIFIC CAPITAL FUNDS
Supplement dated September 11, 2009
to the Statement of Additional Information
dated November 28, 2008
Under the section titled “Independent Registered Public Accounting Firm and Counsel” on page 100, the following paragraph replaces a similar paragraph:
Bingham McCutchen LLP serves as independent legal counsel for the Trust and its Independent Trustees. Its office is located at 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071-3106.
Additionally, the table under the section titled “Disclosure of Portfolio Holdings Information” on page 36 is replaced with the following table:

Name	Frequency	Lag Time
Broadridge Financial Solutions, Inc. (with respect to Small Cap Fund)	Daily	None
The Bank of New York Mellon	Daily	None
Bloomberg L.P.	Quarterly	30 days
Brown Brothers Harriman & Co. (with respect to Small Cap Fund)	Daily	None
Citi Fund Services	Daily	None
FactSet Research Systems, Inc. (with respect to Small Cap Fund)	Daily	None
Glass, Lewis & Co.	Daily	None
RiskMetrics (Institutional Shareholder Services)	Monthly	None
Investment Technology Group, Inc. (with respect to Small Cap Fund)	Weekly	None
KPMG LLP	As required	None
Latent Zero	As required	None
Lipper, Inc.	Monthly	30 days
Morningstar, Inc.	Monthly	30 days
Omegeo Connect	Daily	None
Bingham McCutchen LLP	As required	None
SG Constellation, LLC	Monthly	30 days
SS&C Technologies	Daily	None
Standard & Poor’s	Monthly	30 days
State Street Bank and Trust Company (with respect to Small Cap Fund)	Daily	None
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE.